Long Term Loan to a Third-Party	12 Months Ended
Dec. 31, 2025
Long Term Loan to a Third-Party [Abstract]
LONG TERM LOAN TO A THIRD-PARTY

NOTE 6 — LONG TERM LOAN TO A THIRD-PARTY

Long term loan to a third-party consisted of the following:

	December 31, 2025	December 31, 2024
Long term loan to a third-party	$-	$2,000,000
Total long term loan to a third-party	$-	$2,000,000

Current portion of loan to a third-party	-	2,000,000
Non-current portion of loan to a third-party	-	-

On April 3, 2023, the Company entered a loan agreement with Liberty Asset Management Capital Limited (the “Borrower”) to lend the Borrower $2.0 million for two years, with a maturity date of April 3, 2025. The loan has a fixed interest rate of 4.5% per annum. The Company recorded interest income of $90,986 for the year ended December 31, 2024. Due to the Borrower’s financial distress, the Company collected $1.5 million upon maturity of the loan. Based on management’s assessment of the Borrower’s financial condition and the recoverability of the remaining balance, the Company determined that the remaining $0.5 million was not recoverable and fully wrote off the balance during the year ended December 31, 2025. The write-off was recognized as bad debt expense within general and administrative expenses in the consolidated statements of operations and comprehensive income (loss). Following the write-off, there was no remaining outstanding balance as of December 31, 2025. No additional allowance for credit losses was recorded as the remaining balance had been fully written off.